                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              ING PRIME RATE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              ING PRIME RATE TRUST

                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                 April 26, 2004

Dear Shareholder:

      On behalf of the Board of Trustees of ING Prime Rate Trust (the "Trust"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m., local time, on June 15, 2004 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

      1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

      2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares
            - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

      Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

      We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                        Sincerely,

                                        /s/ James M. Hennessy

                                        James M. Hennessy
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              ING PRIME RATE TRUST


To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Prime Rate Trust (the "Trust") will be held at 10:00 a.m., local time, on June 15, 2004, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

      1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

      2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares
            - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

      3. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.


          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
                            FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on March 24, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                        By Order of the Board of Trustees,

                                        /s/ Huey P. Falgout, Jr.

                                        Huey P. Falgout, Jr.
                                        Secretary

                                        April 26, 2004

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                          THE NUMBER OF SHARES YOU OWN.
                PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY
                RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                 PROXY STATEMENT

                              ING PRIME RATE TRUST

                                 APRIL 26, 2004

                            TOLL-FREE: (800) 992-0180
                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
 ------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 15, 2004
 ------------------------------------------------------------------------------


WHO IS ASKING FOR MY VOTE?

      The Board of Trustees (the "Board") of ING Prime Rate Trust (the "Trust") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about April 26, 2004 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the "Annual Meeting").

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON EACH PROPOSAL?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.


                                                                               HOLDERS OF              HOLDERS OF
                               PROPOSAL                                      COMMON SHARES          PREFERRED SHARES
                               --------                                      -------------          ----------------
1.      To elect nine members of the Board to represent the                       Yes                      No
        interests of the holders of Common Shares of the
        Trust until the election and qualification of their
        successors.

2.      To elect two members of the Board to represent the                         No                     Yes
        interests of the holders of the Auction Rate
        Cumulative Preferred Shares - Series M, T, W, TH
        and F of the Trust - until the election and
        qualification of their successors.



WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust.

You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot -- because you have the right to vote on the important Proposals concerning your investment in the Trust.

WHO IS ELIGIBLE TO VOTE?

      Shareholders who owned shares in the Trust at the close of business on March 24, 2004 (the "Record Date") are eligible to vote. As of the Record Date, the Trust had 156,427,661.235 Common Shares outstanding. As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares ("Preferred Shares") outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series TH and 3,600 shares of Series F. Each Common Share is entitled to one vote on Proposal 1. Each Preferred Share is entitled to one vote on Proposal 2. To the best of the Trust's knowledge, as of April 5, 2004, no person owned beneficially more than 5% of any class of shares of the Trust.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

HOW DO I VOTE?

      Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by phone or Internet, follow the voting instructions outlined on your Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments LLC ("Adviser") (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2160), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. If a shareholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

      The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 15, 2004, at 10:00 a.m., local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE TRUST?

      COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2004 AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2003 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO: THE ING FUNDS, 7337 E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING 1-800-992-0180. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1
                      ELECTION OF TRUSTEES -- COMMON SHARES


WHAT IS THE PROPOSAL?

      The Board has nominated nine individuals for election to the Board as Trustees of the Common Shares (the "Common Nominees"). Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Common Nominee is set forth below. All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if reelected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE COMMON NOMINEES?

      The Board nominated all of the individuals who currently serve as Trustees of the Common Shares of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

WHAT IS THE REQUIRED VOTE?

      The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.

WHO ARE THE COMMON NOMINEES?

      For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                 Paul S. Doherty
                                J. Michael Earley
                             R. Barbara Gitenstein
                               Thomas J. McInerney
                                David W.C. Putnam
                                 Blaine E. Rieke
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

      The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of

Trustees as provided for in the Trust's Agreement and Declaration of Trust dated December 2, 1987, as amended (the "Declaration").

      No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

      The following table sets forth information concerning the Common Nominees. The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.


                                                                                            NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                          IN FUND
                           POSITION(S)    LENGTH OF                                          COMPLEX
 NAME AND                   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) -             OVERSEEN     OTHER DIRECTORSHIPS
 DATE OF BIRTH                TRUST       SERVED(1)    DURING THE PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
 -------------                -----       ---------    -----------------------              ----------    ---------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY             Trustee     October       President and Partner, Doherty,          122
Date of Birth:                          1999 -        Wallace, Pillsbury and Murphy,
04/28/1934                              Present       P.C., Attorneys (1996 - Present);
                                                      and Trustee of each of the funds
                                                      managed by Northstar Investment
                                                      Management Corporation (1993 -
                                                      1999).

J. MICHAEL EARLEY           Trustee     February      President and Chief Executive            122
Date of Birth:                          2002 -        Officer, Bankers Trust Company,
05/02/1945                              Present       N.A. (1992 - Present).

R. BARBARA GITENSTEIN       Trustee     February      President, College of New Jersey         122
Date of Birth:                          2002 -        (1999 - Present).
02/18/1948                              Present

DAVID W.C. PUTNAM           Trustee     October       President and Director, F.L.             122       Anchor International Bond
Date of Birth:                          1999 -        Putnam Securities Company, Inc.                    Trust (December 2000 -
10/08/1939                              Present       and its affiliates (1978 -                         Present); F.L. Putnam
                                                      Present); President, Secretary                     Foundation (December 2000
                                                      and Trustee, The Principled                        - 2002); Progressive
                                                      Equity Market Fund (1999 -                         Capital Accumulation Trust
                                                      Present).                                          (August 1998 - Present);
                                                                                                         Principled Equity Market
                                                                                                         Fund (November 1996 -
                                                                                                         Present), Mercy Endowment
                                                                                                         Foundation (1995 -
                                                                                                         Present); Director, F.L.
                                                                                                         Putnam Investment
                                                                                                         Management Company
                                                                                                         (December 2001 - Present);
                                                                                                         Asian American Bank and
                                                                                                         Trust Company (June 1992 -
                                                                                                         Present); and Notre Dame
                                                                                                         Health Care Center (1991 -
                                                                                                         Present) F.L. Putnam
                                                                                                         Securities Company, Inc.
                                                                                                         (June 1978 - Present); and
                                                                                                         an Honorary Trustee, Mercy
                                                                                                         Hospital (1973 - Present).


                                                                                            NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                          IN FUND
                           POSITION(S)    LENGTH OF                                          COMPLEX
 NAME AND                   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) -             OVERSEEN     OTHER DIRECTORSHIPS
 DATE OF BIRTH                TRUST       SERVED(1)    DURING THE PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
 -------------                -----       ---------    -----------------------              ----------    ---------------
BLAINE E. RIEKE             Trustee     February      General Partner, Huntington              122
Date of Birth:                          2001 -        Partners (January 1997 -
09/10/1933                              Present       Present). Chairman of the Board
                                                      and Trustee of each of the funds
                                                      managed by ING Investment
                                                      Management Co. LLC (November 1998
                                                      - February 2001).


ROGER B. VINCENT            Trustee     February      President, Springwell Corporation        122       Director, AmeriGas
Date of Birth:                          2002 -        (1989 - Present). Formerly,                        Propane, Inc. (1998 -
08/26/1945                              Present       Director, Tatham Offshore, Inc.                    Present).
                                                      (1996 - 2000).


RICHARD A. WEDEMEYER        Trustee     February      Retired. Formerly Vice President         122       Trustee Touchstone
Date of Birth:                          2001 -        - Finance and Administration,                      Consulting Group (1997 -
03/23/1936                              Present       Channel Corporation (June 1996 -                   Present).
                                                      April 2002). Trustee, First
                                                      Choice Funds (1997 - 2001); and
                                                      of each of the funds managed by
                                                      ING Investment Management Co. LLC
                                                      (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(2)      Trustee     February      Chief Executive Officer, ING U.S.        175       Director, Hemisphere, Inc.
Date of Birth:                          2001 -        Financial Services (September                      (May 2003 - Present);
05/05/1956                              Present       2001 - Present); General Manager                   Director/Trustee Equitable
                                                      and Chief Executive Officer, ING                   Life Insurance Co., Golden
                                                      U.S. Worksite Financial Services                   American Life Insurance
                                                      (December 2000 - Present);                         Co., Life Insurance
                                                      Member, ING Americas Executive                     Company of Georgia,
                                                      Committee (2001 - Present);                        Midwestern United Life
                                                      President, Chief Executive                         Insurance Co., ReliaStar
                                                      Officer and Director of Northern                   Life Insurance Co.,
                                                      Life Insurance Company (March                      Security Life of Denver,
                                                      2001 - October 2002), ING Aeltus                   Security Connecticut Life
                                                      Holding Company, Inc. (2000 -                      Insurance Co., Southland
                                                      Present), ING Retail Holding                       Life Insurance Co., USG
                                                      Company (1998 - Present), ING                      Annuity and Life Company,
                                                      Life Insurance and Annuity                         and United Life and
                                                      Company (September 1997 -                          Annuity Insurance Co. Inc
                                                      November 2002) and ING Retirement                  (March 2001 - Present);
                                                      Holdings, Inc. (1997 - Present).                   Director, Ameribest Life
                                                      Formerly, General Manager and                      Insurance Co., (March 2001
                                                      Chief Executive Officer, ING                       - January 2003); Director,
                                                      Worksite Division (December 2000                   First Columbine Life
                                                      - October 2001), President,                        Insurance Co. (March 2001
                                                      ING-SCI, Inc. (August 1997 -                       - December 2002); Member
                                                      December 2000); President, Aetna                   of the Board, National
                                                      Financial Services (August 1997 -                  Commission on Retirement
                                                      December 2000).                                    Policy, Governor's Council
                                                                                                         on Economic
                                                                                                         Competitiveness and
                                                                                                         Technology of Connecticut,
                                                                                                         Connecticut Business and
                                                                                                         Industry Association,
                                                                                                         Bushnell; Connecticut
                                                                                                         Forum; Metro Hartford
                                                                                                         Chamber of Commerce; and
                                                                                                         is Chairman, Concerned
                                                                                                         Citizens for Effective
                                                                                                         Government.

                                                                                            NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                          IN FUND
                           POSITION(S)    LENGTH OF                                          COMPLEX
 NAME AND                   HELD WITH       TIME       PRINCIPAL OCCUPATION(S) -             OVERSEEN     OTHER DIRECTORSHIPS
 DATE OF BIRTH                TRUST       SERVED(1)    DURING THE PAST 5 YEARS              BY TRUSTEE    HELD BY TRUSTEE
 -------------                -----       ---------    -----------------------              ----------    ---------------
JOHN G. TURNER(3)           Trustee     September     Chairman, Hillcrest Capital              122       Hormel Foods Corporation
Date of Birth:                          2000 -        Partners (May 2002 - Present);                     (March 2000 - Present);
10/03/1939                              Present       President, Turner Investment                       Shopko Stores, Inc.
                                                      Company (January 2002 - Present).                  (August 1999 - Present);
                                                      Mr. Turner was formerly Vice                       and M.A. Mortenson Company
                                                      Chairman of ING Americas (2000 -                   (March 2002 - Present).
                                                      2002); Chairman and Chief
                                                      Executive Officer of ReliaStar
                                                      Financial Corp. and ReliaStar
                                                      Life Insurance Company (1993 -
                                                      2000); Chairman of ReliaStar Life
                                                      Insurance Company of New York
                                                      (1995 - 2001); Chairman of
                                                      Northern Life Insurance Company
                                                      (1992 - 2001); Chairman and
                                                      Trustee of the Northstar
                                                      affiliated investment companies
                                                      (1993 - 2001) and Director,
                                                      Northstar Investment Management
                                                      Corporation and its affiliates
                                                      (1993 - 1999).


(1)   Trustees serve until their successors are duly elected and qualified

(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments LLC and the Distributor, ING Funds Distibutor LLC.

(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments LLC and the Distributor, ING Funds Distibutor LLC.


Please read the section "Further Information About the Trustees and Officers" starting on page 10 of this Proxy Statement before voting on this Proposal 1.


WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

      The Board recommends that shareholders vote "FOR" the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2

                    ELECTION OF TRUSTEES -- PREFERRED SHARES


WHAT IS THE PROPOSAL?

      The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the "Preferred Nominees"). Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Preferred Nominee is set forth below. Both Preferred Nominees are currently Trustees of the Trust and both have consented to continue to serve as a Trustee if reelected by holders of Preferred Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE PREFERRED NOMINEES?

      The Board nominated both of the individuals who currently serve as Trustees of the preferred shareholders of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

WHAT IS THE REQUIRED VOTE?

      The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.

WHO ARE THE PREFERRED NOMINEES?

      For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                  Walter H. May
                                   Jock Patton

      The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot. If any or both of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

      Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

      The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                        NUMBER OF
                                       TERM OF                                        PORTFOLIOS IN
                       POSITION(S)    OFFICE AND                                       FUND COMPLEX
 NAME AND               HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)  -        OVERSEEN BY    OTHER DIRECTORSHIPS
 DATE OF BIRTH            TRUST     TIME SERVED(1)   DURING THE PAST 5 YEARS             TRUSTEE        HELD BY TRUSTEE
 -------------            -----     --------------   -----------------------             -------        ---------------

INDEPENDENT TRUSTEES

WALTER H. MAY           Trustee    October 1999 -   Retired.  Trustee of each of the       122       Best Prep Charity (1991 -
                                   Present          funds managed by Northstar                       Present).
Date of Birth:                                      Investment Management
12/12/1936                                          Corporation (1996 -
                                                    1999).



JOCK PATTON             Trustee    August 1995 -    Private Investor (June 1997 -          122       Director, Hypercom Corp.
                                   Present          Present). Formerly, Director and                 (January 1999 - Present);
Date of Birth:                                      Chief Executive Officer, Rainbow                 JDA Software Group, Inc.
12/11/1945                                          Multimedia Group, Inc. (January                  (January 1999 - Present); Titan
                                                    1999 - December 2001).                           Motorcycle Co. of America,
                                                                                                     Inc. (January 2001 - March
                                                                                                     2001); Stuart Entertainment,
                                                                                                     Inc. (January 1999 - August
                                                                                                     2000); Swift Transportation
                                                                                                     Co. (March 2004 - Present).



      (1) Trustees serve until their successors are duly elected and qualified.

      Please read the section "Further Information About the Trustees and Officers" starting on page 10 of this Proxy Statement before voting on this Proposal 2.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

      The Board recommends that shareholders vote "FOR" the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above. If shareholders do not elect either of the Preferred Nominees, the current Trustees may consider other courses of action.

               FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

      Trustees generally hold office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE TRUST OR CERTAIN AFFILIATED ENTITIES?

      To the best of the Trust's knowledge, as of April 5, 2004 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees owned, as a group, less than 1% of the shares of each class of the Trust.

      The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of February 29, 2004.

                                                                                      Aggregate Dollar Range of Equity
                                                                                        Securities in all Registered
                                                                                      Investment Companies Overseen by
                                            Dollar Range of Equity Securities in       Trustee in Family of Investment
         Name of Trustee                                 the Trust                                Companies
         ---------------                                 ---------                                ---------

INDEPENDENT TRUSTEES

Paul S. Doherty                                              $0                                 Over $100,000
J. Michael Earley                                            $0                               $10,001 - $50,000
R. Barbara Gitenstein                                        $0                               $10,001 - $50,000
Walter H. May                                                $0                                 Over $100,000
Jock Patton                                          $10,001 - $50,000                          Over $100,000
David W. C. Putnam                                     Over $100,000                            Over $100,000
Blaine E. Rieke                                              $0                              $50,001 - $100,000
Roger B. Vincent                                             $0                              $50,001 - $100,000
Richard A. Wedemeyer                                         $0                               $10,001 - $50,000
TRUSTEES WHO ARE "INTERESTED PERSONS"
Thomas J. McInerney                                          $0                              $50,000 - $100,000
John G. Turner                                         Over $100,000                            Over $100,000

      As of February 29, 2004, none of the Independent Trustees or their immediate family members owned any shares of the Trust's investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

WHAT ARE THE COMMITTEES OF THE BOARD?

      AUDIT COMMITTEE. The Audit Committee operates pursuant to a charter approved by the Board. The charter was appended to the 2003 Annual Meeting Notice. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Trust's accounting and reporting processes and the audits of the Trust's financial statements through oversight and monitoring. Other functions include meeting with the independent auditor of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and meeting with management concerning these matters, among other things. The Committee currently consists of four Trustees: Messrs. Earley, Putnam, Rieke, and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Earley serves as Chairman of the Committee. During the fiscal year ended February 29, 2004, the Committee held four meetings.

      AUDIT COMMITTEE REPORT: As part of its oversight of the Trust's financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP ("KPMG") the Trust's financial statements for the fiscal year ended February 29, 2004. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed KPMG's independence with KPMG. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust's and the Audit Committee's policies restricting KPMG from performing services that might impair their independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 29, 2004, be included in the Trust's Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2005.

                          2004 AUDIT COMMITTEE MEMBERS

                                J. Michael Earley
                                David W.C. Putnam
                                 Blaine E. Rieke
                                Roger B. Vincent

      VALUATION AND PROXY VOTING COMMITTEE. The Board has a Valuation and Proxy Voting Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not readily available or are deemed unreliable. The Committee also oversees management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended February 29, 2004, the Committee held four meetings.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: Messrs. May, McInerney, Patton and Turner. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended February 29, 2004, the Committee held two meetings.

      NOMINATING COMMITTEE. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of four Independent Trustees: Messrs. Doherty, May and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it currently have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential nominees. During the fiscal year ended February 29, 2004, the Committee did not hold a meeting.

      INVESTMENT REVIEW COMMITTEE. The Board has an Investment Review Committee whose function is to monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust. The Committee currently consists of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Doherty, May, McInerney, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Wedemeyer serves as Chairman of the Committee. During the fiscal year ended February 29, 2004, the Committee held four meetings.

      COMPLIANCE AND COORDINATION COMMITTEE. The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Committee currently consists of the co-lead independent Board members and the Chairmen of various other established Committees. Currently, these persons are Messrs. Earley, May, Patton, Vincent, and Wedemeyer. During the fiscal year ended February 29, 2004, the Committee held one meeting.

HOW OFTEN DOES THE BOARD MEET?

      The Board currently conducts regular meetings four times a year. The Audit, Valuation and Proxy Voting, and Investment Review Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 29, 2004, the Board held eight meetings, including regularly scheduled and special meetings. No Trustee attended less than 75% of the Trust's Board meetings or meetings of Committees on which a Trustee served.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

      Each Independent Trustee receives a fee, allocated among the ING Funds for which he or she serves as a Director/Trustee, which consists of an annual retainer component and a per meeting fee component. Each Independent Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.

      The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. May and Patton, as lead trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 for attendance at any Committee meeting; (iv) $1,000 for meeting attendance as a chairperson; (v) $2,000 per telephonic meeting; (vi) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by the Adviser for which the Trustees serve in common as Directors/Trustees.

      The Trustees who are "interested persons" of the Trust receive no compensation from the Trust.

      The following table has been provided to the Trust by the Adviser and sets forth information regarding the compensation paid to the Trustees for the Trust's fiscal year ended February 29, 2004 for service on the Boards of the ING Funds complex.

                                                         PENSION OR                               TOTAL
                                                         RETIREMENT                           COMPENSATION
                                                          BENEFITS           ESTIMATED       FROM TRUST AND
                                      AGGREGATE          ACCRUED AS           ANNUAL          FUND COMPLEX
                                    COMPENSATION       PART OF TRUST       BENEFITS UPON         PAID TO
        NAME OF TRUSTEE              FROM TRUST           EXPENSES         RETIREMENT(4)       TRUSTEES(5)
        ---------------              ----------           --------         -------------       -----------
Paul S. Doherty                         $  5,982             N/A               N/A               $104,000
J. Michael Earley                       $  6,098             N/A               N/A               $106,000
R. Barbara Gitenstein                   $  5,524             N/A               N/A               $ 97,000
R. Glenn Hilliard(1)                    $      0             N/A               N/A               $      0
Walter H. May                           $  7,114             N/A               N/A               $123,000
Thomas J. McInerney(2)                  $      0             N/A               N/A               $      0
Jock Patton                             $  7,513             N/A               N/A               $129,000
David W.C. Putnam                       $  5,216             N/A               N/A               $ 92,000
Blaine E. Rieke                         $  5,751             N/A               N/A               $100,000
John G. Turner(3)                       $      0             N/A               N/A               $      0

                                                         PENSION OR                               TOTAL
                                                         RETIREMENT                           COMPENSATION
                                                          BENEFITS           ESTIMATED       FROM TRUST AND
                                      AGGREGATE          ACCRUED AS           ANNUAL          FUND COMPLEX
                                    COMPENSATION       PART OF TRUST       BENEFITS UPON         PAID TO
        NAME OF TRUSTEE              FROM TRUST           EXPENSES         RETIREMENT(4)       TRUSTEES(5)
        ---------------              ----------           --------         -------------       -----------
Roger B. Vincent(6)                     $  6,836             N/A               N/A               $118,000
Richard A. Wedemeyer(6)                 $  6,836             N/A               N/A               $118,000



(1) An "interested person," as defined in the 1940 Act, because of his relationship with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC. Mr. Hilliard resigned as of April 30, 2003.

(2) An "interested person," as defined in the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(3) An "interested person," as defined in the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.


(4) The ING Funds have adopted a retirement policy under which a director/trustee who has served as an Independent Director/Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

(5)   Represents compensation from 122 funds.

(6) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the Board.

WHO ARE THE OFFICERS OF THE TRUST?

      The Trust's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Trust. The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

NAME AND                POSITIONS HELD WITH    TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
DATE OF BIRTH           THE TRUST              LENGTH OF TIME SERVED (1)        DURING THE LAST FIVE YEARS
-------------           ---------              -------------------------        --------------------------
JAMES M. HENNESSY       President and Chief    February 2001 - Present          President and Chief Executive Officer, ING
                        Executive Officer                                       Investments, LLC(2) and certain of its
Date of Birth:          Chief Operating        July 2000 - Present              affiliates (December 2001 - Present).  Formerly,
04/09/1949              Officer                                                 Senior Executive Vice President and Chief
                                                                                Operating Officer, ING Investments, LLC(2) and
                                                                                certain of  its affiliates (June 2000 -
                                                                                December 2000); Executive Vice President, ING
                                                                                Investments, LLC(2) and certain of its
                                                                                affiliates (April 1998 - June 2000); and
                                                                                Senior Vice President, ING Investments, LLC(2)
                                                                                and certain of its affiliates (April 1995 -
                                                                                April 1998).


MICHAEL J. ROLAND       Executive Vice         February 2002 - Present          Executive Vice President, Chief Financial
                        President and                                           Officer and Treasurer, ING Investments,
Date of Birth:          Assistant                                               LLC(2)   and certain of its affiliates (December
05/30/1958              Secretary              August 1998 - Present            2001 - Present).  Formerly, Senior Vice President,
                        Chief Financial                                         ING Investments, LLC(2) and certain of its
                        Officer                                                 affiliates (June 1998 - December 2001).




NAME AND                POSITIONS HELD WITH    TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
DATE OF BIRTH           THE TRUST              LENGTH OF TIME SERVED (1)        DURING THE LAST FIVE YEARS
-------------           ---------              -------------------------        --------------------------
ROBERT S. NAKA          Senior Vice            November 1999 - Present          Senior Vice President and Assistant Secretary,
                        President                                               ING Investments, LLC(2) and certain of its
                                                                                affiliates (October 2001 - Present). Formerly,
Date of Birth:          Assistant Secretary    July 1996 - Present              Vice President and Assistant Secretary, ING Funds
06/17/1963                                                                      Services, LLC(3) (February 1997 - August 1999).


DANIEL NORMAN           Senior Vice            April 1995 - Present             Senior Vice President and Co-Senior Portfolio
                        President                                               Manager, ING Investments, LLC(2) June 1997 -
                                                                                Present and certain of its affiliates (November
Date of Birth:          Treasurer                                               1999 - Present). Formerly, Senior Vice
12/29/1957                                                                      President and Portfolio Manager, ING Investments,
                                                                                LLC(2) and certain of its affiliates (April
                                                                                1995- November 1999).


JEFFREY A. BAKALAR      Senior Vice President  November 1999 - Present          Senior Vice President and Co-Senior Portfolio
                                                                                Manager, ING Investments, LLC(2) (November 1999 -
Date of Birth:                                                                  Present). Formerly, Vice President and Portfolio
12/15/1959                                                                      Manager, ING Investments, LLC(2) (February 1998 -
                                                                                November 1999).


ELLIOT ROSEN            Senior Vice President  May 2002 - Present               Senior Vice President, ING Investments,
                                                                                LLC(2) (February 1999 - Present).
Date of Birth:
05/07/1953


WILLIAM H.  RIVOIR III  Senior Vice            February 2001 - Present          Vice President of ING Investment Management Co.
                        President and                                           (January 2004 - Present). Formerly, Counsel, ING
Date of Birth:          Assistant Secretary                                     USFS Law Department (January 2003 - December
01/19/1951                                                                      2003); and Senior Vice President, ING
                                                                                Investments, LLC(2) and certain of its affiliates
                                                                                (June 1998 - December 2002).


CURTIS F. LEE           Senior Vice            February 2001 - Present          Senior Vice President and Chief Credit
                        President and Chief                                     Officer of Senior Loans, ING Investments,
Date of Birth:          Credit Officer                                          LLC(2) (August 1999 - Present).
06/05/1954


KIMBERLY A. ANDERSON    Senior Vice            November 2003 - Present          Senior Vice President, ING Investments, LLC(2)
                        President                                               and certain of its affiliates (October 2003 -
Date of Birth:                                                                  Present). Formerly, Vice President, ING
07/25/1964                                                                      Investments, LLC(2) and certain of its affiliates
                                                                                (October 2001 - October 2003); Secretary, ING
                                                                                Investments, LLC(2) and certain of its affiliates
                                                                                (October 2001 - August 2003); Assistant Vice
                                                                                President, ING Funds Services, LLC(3) (November
                                                                                1999 - January 2001); and has held various other
                                                                                positions with ING Funds Services, LLC(3) for
                                                                                more than the last five years.


ROBYN L. ICHILOV        Vice President         November 1997 - Present          Vice President, ING Funds Services, LLC(3)
                                                                                (October 2001 - Present) and ING
Date of Birth:                                                                  Investments, LLC(2) (August 1997 - Present).
09/25/1967

NAME AND                POSITIONS HELD WITH    TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
DATE OF BIRTH           THE TRUST              LENGTH OF TIME SERVED (1)        DURING THE LAST FIVE YEARS
-------------           ---------              -------------------------        --------------------------
J. DAVID GREENWALD      Vice President         August 2003 - Present            Vice President of Mutual Fund Compliance,
                                                                                ING Funds Services, LLC(3) (May 2003 -
Date of Birth:                                                                  Present).  Formerly, Assistant Treasurer
09/24/1957                                                                      and Director of Mutual Fund Compliance and
                                                                                Operations, American Skandia, a Prudential
                                                                                Financial Company (October 1996 - May 2003).


HUEY P. FALGOUT, JR.    Secretary              August 2003 - Present            Chief Counsel, ING U.S. Financial Services
                                                                                (November 2003 - Present). Formerly, Counsel, ING
Date of Birth:                                                                  U.S. Financial Services (November 2002 - November
11/15/1963                                                                      2003); Associate General Counsel, AIG American
                                                                                General (January 1999 - November 2002).


TODD MODIC              Vice President         August 2003 - Present            Vice President of Financial Reporting - Fund
                                                                                Accounting of ING Fund Services, LLC(3)
Date of Birth:                                                                  (September 2002 - Present). Formerly, Director of
11/03/1967                                                                      Financial Reporting, ING Investments, LLC(2)
                                                                                (March 2001 - September 2002); Director of
                                                                                Financial Reporting, Axient Communications, Inc.
                                                                                (May 2000 - January 2001); and Director of
                                                                                Finance, Rural/Metro Corporation (March 1995 -
                                                                                May 2000).


LAUREN D. BENSINGER     Vice President         August 2003 - Present            Vice President and Chief Compliance Officer, ING
                                                                                Funds Distributor, LLC(4) (July 1995 - Present);
Date of Birth:                                                                  Vice President (February 1996 - Present) and
02/06/1954                                                                      Chief Compliance Officer (October 2001 -
                                                                                Present), ING Investments, LLC(2).


STANLEY D. VYNER        Executive Vice         August 2003 - Present            Executive Vice President, ING Investments, LLC(2)
                        President                                               and certain of its affiliates (July 2000 -
Date of Birth:                                                                  Present); and Chief Investment Officer of the
05/14/1950                                                                      International Portfolios, ING Investments, LLC(2)
                                                                                (July 1996 - Present). Formerly, President and
                                                                                Chief Executive Officer, ING Investments, LLC(2)
                                                                                (August 1996 - August 2000).








(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

      The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

WHO ARE THE TRUST'S ADVISERS, DISTRIBUTOR AND ADMINISTRATOR?

      ING Investments, LLC serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust's distributor and ING Funds Services, LLC serves as the Trust's administrator. The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) serves as sub-adviser to the Trust. The principal office of the sub-adviser is 10 State House Square, Hartford, Connecticut 06103. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and the sub-adviser, the distributor and the administrator are affiliates of ING Investments, LLC.

WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

      The accounting firm of KPMG currently serves as the independent auditor for the Trust. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2005.

      The following table shows fees paid to KPMG for professional audit services during the Trust's most recent fiscal years ended February 29, 2004 and February 28, 2003, as well as, fees billed for other services rendered by KPMG to the Trust.

                                   2004                   2003
                                   ----                   ----
Audit Fees (1)                    $72,207               $108,100
Audit-Related Fees (2)            $28,100               $ 33,500
Tax Fees (3)                      $ 4,000               $ 12,898
All Other Fees (4)                $ 2,500                $ 5,000

(1) Audit fees consist of fees billed for professional services rendered for the audit of the Trust's year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2) Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust's consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

      The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 29, 2004 and February 28, 2003 were $340,873 and $370,768, respectively.

      All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

      The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

      KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Robert S. Naka, Huey P. Falgout, Jr. and Jeffrey A. Bakalar as proxies of the Trust. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

      If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         Each share of each class of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

         If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

         The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust's officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust's outstanding securities ("Reporting Persons"), to file reports of ownership of the Trust's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Trust with copies of all such filings.

         Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 29, 2004, its Reporting Persons complied with all applicable filing requirements. However, Mr. Elliot Rosen filed a Form 4, which included one transaction that was reported subsequent to the required date. ING Fund Services, LLC filed a Form 5, reporting one transaction subsequent to the required date, and a Form 5A reporting one transaction subsequent to the required date. ING Capital Corporation, LLC filed one Form 4, reporting four transactions as well as a Form 4A, reporting one transaction subsequent to the required date.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES.

         The Board does not currently have a formal policy regarding the manner in which shareholders may communicate with Board members. The absence of such a policy does not mean, however, that appropriate communications from shareholders will not be forwarded to the Board for their review. The Board also does not currently have a policy regarding Trustee attendance at the Annual Shareholder Meeting. The 2003 Annual Shareholders Meeting was not attended by any of the Trustees of the Trust.

         The Board expects to consider these matters fully during the upcoming year with a view towards adopting and publishing a policy regarding shareholder communications with the Board as well as a policy regarding Trustee attendance at the Annual Shareholder Meeting.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL FOR THE TRUST'S 2005 ANNUAL MEETING?

         It is anticipated that the next annual meeting of the Trust will be held in June 2005 but the exact date, time and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be in writing and received at the Trust's principal executive offices, in order for the proposal to be considered for inclusion in the Trust's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement or presentation at the meeting.

         In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. As the Trust's bylaws do not contain such an advance notice provision, for the Trust's 2005 Annual

Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal within a reasonable time before the Trust begins to print and mail the proxy materials and must comply with all other legal requirements in order to be included in the Trust's Proxy Statement and form of proxy for the meeting.

         PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        /s/ Huey P. Falgout, Jr.

                                        Huey P. Falgout, Jr.
                                        Secretary

                                        April 26, 2004

                       ING PRIME RATE TRUST- COMMON SHARES

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 15, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Robert S. Naka, Huey P. Falgout, Jr. or Jeffrey
A. Bakalar (Proxies), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 15, 2004, at 10:00 a.m., local time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the Proxy Ballot at hand
2)  Call the phone number located on the Proxy Ballot
3)  Follow the recorded instructions

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy Ballot at hand
2)  Go to Website located on the Proxy Ballot
3)  Follow the on-line instructions

TO VOTE BY MAIL

1)  Read the Proxy Statement
2)  Check the appropriate boxes on the Proxy Ballot
3)  Sign and date the Proxy Ballot
4)  Return the Proxy Ballot in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY BALLOT.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

        VOTE ON TRUSTEES                                             FOR          WITHHOLD         FOR ALL
                                                                     ALL             ALL            EXCEPT
                                                                                                                To withhold
1.      To elect nine members of the Board of Trustees to                                                       authority to vote,
        represent the interests of the holders of Common                                                        mark "For All
        Shares of the Trust until the election and                                                              Except" and write
        qualification of their successors.                                                                      the nominee's
                                                                                                                number on the
        01) Paul S. Doherty, 02) J. Michael Earley, 03) R.                                                      line below.
        Barbara Gitenstein, 04) Thomas J. McInerney,
        05) David W.C. Putnam, 06) Blaine E. Rieke, 07)
        John G. Turner, 08) Roger B. Vincent, and 09)
        Richard A. Wedemeyer.                                        [ ]             [ ]              [ ]     ---------------------

2.      Not Applicable


The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

----------------------------------      ----------------------------------------
Signature                  Date         Signature (Joint Owners)         Date

         ING PRIME RATE TRUST- AUCTION RATE CUMULATIVE PREFERRED SHARES
                            SERIES M, T, W, TH AND F

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 15, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Robert S. Naka, Huey P. Falgout, Jr. or Jeffrey
A. Bakalar (Proxies), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 15, 2004, at 10:00 a.m., local time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the Proxy Ballot at hand
2)  Call the phone number located on the Proxy Ballot
3)  Follow the recorded instructions

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy Ballot at hand
2)  Go to Website located on the Proxy Ballot
3)  Follow the on-line instructions

TO VOTE BY MAIL

1)  Read the Proxy Statement
2)  Check the appropriate boxes on the Proxy Ballot
3)  Sign and date the Proxy Ballot
4)  Return the Proxy Ballot in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY BALLOT.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

        VOTE ON TRUSTEES                                             FOR          WITHHOLD         FOR ALL
                                                                     ALL             ALL            EXCEPT
1.      Not Applicable

2.      To elect two members of the Board of Trustees to                                                        To withhold
        represent the interests of the holders of Auction                                                       authority to vote,
        Rate Cumulative Preferred Shares - Series M, T,                                                         mark "For All
        W, TH and F of the Trust - until the election and                                                       Except" and write
        qualification of their successors.                                                                      the nominee's
                                                                                                                number on the
        (1) Walter H. May and (2) Jock Patton                        [ ]             [ ]              [ ]       line below.

                                                                                                                --------------------

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

------------------------------------      --------------------------------------
Signature                    Date         Signature (Joint Owners)       Date